ALPS | KOTAK INDIA ESG FUND	FINANCIAL INVESTORS TRUST Investor Class: INDAX | Class A: INAAX | Class C: INFCX | Class I: INDIX | Class II: INDSX
Summary Prospectus March 1, 2023 as revised April 13, 2023

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.alpsfunds.com/viewer/INDAX?docType=summary-prospectus&initialFundClass=Investor. You can also get this information at no cost by calling 866.759.5679, by sending an e-mail request to info@alpsfunds.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated March 1, 2023, as supplemented from time to time, along with the Fund’s most recent annual report dated October 31, 2022, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 20 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 23 of the Fund’s statement of additional information. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Class A	Class C	Class I	Class II
Maximum sales charge (load) imposed on purchases	None	5.50%	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	1.00%	None	None
Redemption fee (as a percentage of exchange price or amount redeemed within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Class A	Class C	Class I	Class II
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%	0.00%	0.00%
Total Other Expenses	0.50%	0.38%	0.35%	0.35%	0.23%
Shareholder Services Fees	0.15%	0.15%	0.00%	0.00%	0.00%
Other Fund Expenses	0.23%	0.23%	0.23%	0.23%	0.23%
Recoupment of Previously Waived Fees	0.12%	0.00%	0.12%	0.12%	0.00%
Total Annual Fund Operating Expenses(1)	1.40%	1.28%	2.00%	1.00%	0.88%
Fee Waiver and Expense Reimbursement(2)	0.00%	0.00%	0.00%	0.00%	-0.13%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.40%	1.28%	2.00%	1.00%	0.75%

(1)	Total Annual Fund Operating Expenses have been restated to reflect current fees.

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(2)

ALPS Advisors, Inc. (the “Adviser”) and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. (the “Sub-Adviser”) have agreed to waive and/or reimburse fees or expenses in order to limit Total annual Fund operating expenses after fee waiver/expense reimbursements (excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.00% of Investor Class, Class A, Class C, and Class I shares and 0.75% for Class II shares of the Fund’s average daily net assets. This agreement (the “Expense Agreement”) is in effect through February 28, 2024. The Adviser and the Sub-Adviser will be permitted to recapture, on a class- by-class basis, expenses they have borne through this letter agreement to the extent that the Fund’s expenses in later periods do not exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the Fund’s current expense cap. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated on a monthly basis. The Expense Agreement may not be terminated or modified prior to February 28, 2024, except with the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers for the current term of the Fund’s Expense Agreement, which ends February 28, 2024. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$ 143	$ 443	$ 765	$ 1,678
Class A Shares	$ 673	$ 933	$ 1,213	$ 2,009
Class C Shares	$ 303	$ 627	$ 1,077	$ 2,324
Class I Shares	$ 102	$ 318	$ 552	$ 1,223
Class II Shares	$ 77	$ 268	$ 475	$ 1,071

You would pay the following expenses if you did not redeem your shares:

Class C Shares	$ 203	$ 627	$ 1,077	$ 2,324

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. The expenses that would be paid for Investor Class, Class A, and Class I shares, if a shareholder did not redeem shares, would be the same.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2022, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

To achieve its objective, under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity and equity-linked securities of “Indian companies” that satisfy the Fund’s environmental, social, and governance (“ESG”) criteria. For purposes of this 80% test, “equity-linked securities” include debt instruments and derivative instruments linked to an equity security or an equity market benchmark.

Indian Companies

Indian companies are those that:

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are organized under the laws of, or maintain their principal place of business in, or for which the principal trading market for their securities is in India (which is presently considered an emerging market);

●	derive 50% or more of their total revenue or profit from either goods or services produced or sales made in India; or
●	have 50% or more of their assets in India.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, rights and warrants to buy common stocks. The Fund intends to invest in companies of all capitalization sizes. The Fund may invest in securities denominated in Indian Rupees, U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

In order to make investments in India, the Fund is required by the Securities and Exchange Board of India (“SEBI”) to register as a Foreign Portfolio Investor (“FPI”). The Fund will invest in equity and equity-linked securities of Indian companies that, in the opinion of the Sub-Adviser have one or more of the following characteristics for growth, such as, but not exclusively limited to Indian companies:

●	that are sector leaders and enjoy leadership in their respective segments;
●	that are strong asset plays;
●	that are expected to witness operational and financial improvement due to positive swing in their business cycles;

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●	that are expected to sustain high growth due to their ability to create new markets, develop nascent business segments and operate successfully in niche segments with scale-up potential;
●	that are expected to create and deliver long-term value due to innovation and IPR development; and
●	display the potential for value unlocking in the medium- to long-term due to strategic sale, change in management, deregulation, economic legislation and reform.

Because the financials sector (including the banking and insurance industries) represents a significant portion of the total capitalization of the Indian market, under normal circumstances, the Fund will hold a substantial portion of its investments in the financials sector.

ESG Strategy

The Fund will seek to deliver returns in a socially responsive manner by combining a value and growth-oriented investment philosophy with an ESG principle overlay. While identifying investee companies, the Sub-Adviser will incorporate ESG considerations within the fundamental analysis to gain an understanding of the ESG issues applicable to such companies. Subject to the exclusion and scorecard limits discussed below, the ESG considerations are not binding upon the Sub-Adviser in the allocation of the Fund’s portfolio.

The Sub-Adviser is a signatory to the United Nations Principles of Responsible Investing (“UNPRI”) and Climate Action 100+ and takes into account the principles of ESG factors and Responsible Investing (“RI”), which as of the date of this prospectus, are:

●	Principle 1: We will incorporate ESG issues into investment analysis and decision-making processes.
●	Principle 2: We will be active owners and incorporate ESG issues into our ownership policies and practices.
●	Principle 3: We will seek appropriate disclosure on ESG issues by the entities in which we invest.
●	Principle 4: We will promote acceptance and implementation of the Principles within the investment industry.
●	Principle 5: We will work together to enhance our effectiveness in implementing the Principles.
●	Principle 6: We will each report on our activities and progress towards implementing the Principles.

The Sub-Adviser uses various ESG criteria to identify investee companies include (i) environmental factors such as carbon emission, energy consumption and resource efficiency, and use of alternative energy sources; (ii) social causes like safety of employees, participation of women in the workforce / diversity, corporate social responsibility (“CSR”) spending, involvement in the production or development of cluster bombs, land mines or weapons for mass destruction; and (iii) governance parameters like class structure, board composition and independence, executive compensation, and diversity.

For listed equities, the Sub-Adviser integrates sustainability risks and opportunities into its research, analysis and investment decision-making processes, which may be undertaken internally or externally sourced from a third party service provider. It believes that integrating ESG analysis into the investment process provides additional insight into an investee company’s long-term competitive edge and helps identify risks that financial analysis might not fully consider.

The Sub-Adviser will also evaluate companies based on their ability to strategically manage longer-term issues surrounding ESG and the potential impact these strategic management efforts may have on a company’s financials.

To undertake this analysis, the Sub Adviser may use data provided by external ESG providers. The external ESG providers provide information on ESG factors about potential Fund investments and use various quantitative and qualitative tools to measure ESG risk at the company level and the portion of that ESG risk that is not effectively being managed by the company to derive a quantitative score/rating.

The Sub-Adviser also interacts with potential Fund investments to understand applicable ESG issues by engaging with them on a regular basis including site visits.

ESG Criteria

Depending on the level of involvement by each investee company (which may be assessed based on percentage of revenue or any other parameter connected to a restricted activity), the Sub Adviser shall exclude direct investments in corporate issuers which, in the opinion of the Sub-Adviser, has significant exposure to, or ties with, ESG-negative sectors including but not limited to:

(i)	the production of certain types of controversial weapons (such as cluster munitions);
(ii)	the distribution or production of firearms or small arms ammunition intended for retail civilians;
(iii)	the extraction and distribution of certain types of fossil fuel (excluding distribution of gas) and/or the generation of power from them for onward sale;
(iv)	the production of tobacco products;
(v)	production of alcohol products;
(vi)	the ownership or operation of gambling-related activities or facilities; and
(vii)	production of adult entertainment materials

In addition to the exclusions mentioned above, for each Fund investment the Sub-Adviser will use a rating method developed by an external service provider that uses a methodology which attributes to companies an ESG risk rating measuring the degree to which a company’s economic value is at risk driven by ESG factors. The value of all of the companies which score more than 40 at the time of purchase (or if not rated by the current external service provider, deemed by the Sub-Adviser to have the equivalent of a score more than 40, as discussed below) will not exceed more than 20% of the Fund’s portfolio. For companies where the current external service provider does not provide a score, the Sub-Adviser may use ratings

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provided by other Sub-Adviser-approved external ESG rating service providers to simulate the current external service provider’s methodology and make a similar determination as to ESG rating.

Based on the rating assigned to an investee company by the current external service provider, the latter will fall within one of the following categories of ESG risk severity:

Score	ESG risk severity
0-10	Negligible
10-20	Low
20-30	Medium
30-40	High
40+	Severe

If the Sub-Adviser determines that a company in the Fund’s portfolio no longer meets its ESG criteria (such as the development of controversial behavior, an acquisition, a change of business mix or due to new information), the Sub-Adviser will first seek to understand the changes through engagement with the company. Where the investment is deemed inappropriate under the Sub-Adviser’s ESG criteria and the investment objective and policy of the Fund, a commercially reasonable effort will be made to divest promptly. If divestment is not practical or would be inconsistent with sound financial management, the Sub-Adviser, in its discretion, will develop a reasonable plan for divestment. The Sub-Adviser is not required to divest the Fund of an investment within a certain period of time following the Sub-Adviser’s determination that a company in the Fund’s portfolio no longer meets its ESG criteria. There may be occasions where the exposure to undesirable investments or restricted activities (in respect of the ESG criteria) may take a period of time to be eliminated.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

●	Managed Portfolio Risk. The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

●

Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests.

●

Micro-, Small- and Mid-Cap Risk. From time to time, the Fund may invest significantly in micro-capitalization, small-capitalization and mid-capitalization stocks, which are often more volatile and less liquid than investments in larger companies. The frequency and volume of trading in securities of smaller and mid-size companies may be substantially less than is typical of larger companies. Therefore, the securities of smaller and mid-size companies may be subject to greater and more abrupt price fluctuations. In addition, smaller and mid-size companies may lack the management experience, financial resources and product diversification of larger companies, making them more susceptible to market pressures and business failure.

●

Non-U.S. Securities Risk. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

●

ESG Risk. The Fund’s consideration of ESG factors as part of its investment strategy may limit the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not consider ESG factors. The Fund’s consideration of ESG factors may result in the Fund investing in securities or industry sectors that underperform the market as a whole, or forgoing opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds that apply different ESG standards. ESG metrics are not uniformly defined and applying such metrics involves subjective assessments. Further, there can be no assurance that the ESG criteria utilized by the Fund or any judgment exercised for the Fund will reflect the beliefs or values of any particular investor.

●

ESG Service Provider Risk. In evaluating a security based on ESG criteria, the Sub Adviser is dependent upon information and data from third party ESG providers. ESG scorings and assessments of issuers can vary across third-party data providers and may change over time. An independent third party data provider’s assessment of the financial materiality of ESG factors could be inaccurate, which may have an adverse impact on the Fund’s performance or cause the Fund to hold a security that might be ranked low from an environmental, social or governance perspective based on a methodology or perspective different from another provider.

●

Geographic Risk. A focus on investments in issuers located in India will subject the Fund, to a greater extent, than if investments were less focused, to the risks of adverse securities markets, exchange rates and social, political, legal, regulatory, economic, religious or environmental events and natural disasters which may occur in India. The economy, industries, and securities and currency markets of India may be adversely affected by protectionist trade policies, slow economic activity worldwide, dependence on exports

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and international trade, competition from Asia’s other low-cost emerging economies, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.

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Market Risk. Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness, including COVID-19 and its variants, or other public issues or adverse investor sentiment generally affect the securities and derivatives markets. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

●

Indian Financials Sector Risk. The Indian financials industry is subject to extensive governmental control, protection and regulation, which may adversely affect the scope of financials industry firm activities, the prices they can charge and the amount of capital they must maintain. Policies and regulations implemented by the Reserve Bank of India, which serves as the country’s central bank, may also have an adverse impact on Indian financial institutions. The Indian financials industry is exposed to risks that may impact the value of investments in the financials industry more severely than investments outside this sector, including operating with substantial financial leverage. The Indian financials industry may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. India poses additional unique risks with respect to the financials industry, such as the fact that only a small portion of the population holds insurance.

●

India Market Risks. Investments in India can be considered speculative, and therefore may offer higher potential for losses. Political and economic structures in India generally lack the social, political and economic stability of more developed nations. Share prices of Indian companies tend to be volatile, can be subject to currency exchange fluctuations and can lack liquidity. Indian stock exchanges have also experienced problems that have affected the market price and liquidity of the securities of Indian companies. These problems have included temporary exchange closures, broker defaults, settlement delays and strikes by brokers. In addition, the governing bodies of the Indian stock exchanges have from time to time restricted securities from trading, limited price movements and restricted margin requirements. Further, from time to time, disputes have occurred between listed companies and the Indian stock exchanges and other regulatory bodies that, in some cases, have had a negative effect on market sentiment. Similar problems could occur in the future and, if they do, they could harm the market price and liquidity of the shares held by the Fund.

The risk of loss may be increased because Indian issuers are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in the United States. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets. Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If Indian securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

The political, economic and social structures of many developing countries, including India, may be less stable and more volatile than those in the U.S. investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries, securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries.

High inflation may lead to the adoption of corrective measures designed to moderate growth, regulate prices of staples and other commodities and otherwise contain inflation, and such measures could inhibit economic activity in India and thereby possibly adversely affect the Fund’s investments. Inflation may also directly affect the underlying investments by increasing operating costs and/or reducing the returns from such investments.

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Loss of FPI Registration. Investment by the Fund in India is dependent on the registration of the Fund as an FPI. In the event that this registration is terminated, the Fund might be required to liquidate its positions in Indian securities at an inopportune time or upon disadvantageous terms.

Any investigations of, or actions against, the Fund or any of their shareholders initiated by the SEBI or any other Indian regulatory authority may impose a ban of the investment and trading activities of the Fund.

Additionally, SEBI has issued guidelines on eligibility norms and KYC guidelines with respect to FPIs vide SEBI (Foreign Portfolio Investors) Regulations 2019 and ‘Operational Guidelines for Foreign Portfolio Investors,

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ALPS | KOTAK INDIA ESG FUND

Designated Depository Participants and Eligible Foreign Investors’. Failure to comply with the guidelines may lead to a loss of FPI registration for the Fund.

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Currency Risk. Fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of the Fund’s investments to decline in terms of U.S. dollars. Additionally, certain foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency. The Fund may invest in securities denominated in, or which receive revenues in, non-U.S. currencies are subject to this risk.

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Sector and Securities Selection Risk. The performance of the Fund is related to the economic sectors that the Sub-Adviser may choose to emphasize or deemphasize from time to time, as well as to the individual securities within those sectors held by the Fund. The investment returns for particular economic sectors will fluctuate and may be lower than other sectors. In addition, the individual securities chosen for investment within a particular sector may underperform other securities within that same sector.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A shares of the Fund commenced operations on June 12, 2018. The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares, the initial share class, calculated using the fees and expenses of Class A shares. If Class A shares of the Fund had been available during periods prior to June 12, 2018, the performance shown may have been different. Class II shares of the Fund commenced operations on December 19, 2019. The performance shown in the table below for periods prior to December 19, 2019 for Class II shares reflects the performance of the Fund’s Class I shares, the initial share class, calculated using the fees and expenses of Class II shares. If Class II shares of the Fund had been available during periods prior to December 19, 2019, the performance shown may have been different.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and an additional index. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Return (for calendar years ended 12/31)
Investor Class Shares

Best Quarter: March 31, 2017	19.85%
Worst Quarter: March 31, 2020	-30.82%

The Fund’s Investor Class share year-to-date return as of December 31, 2022 was -12.63%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA or to a foreign shareholder.

After-tax returns are only shown for Investor Class shares of the Fund. After-tax returns for Class A shares, Class C shares, Class I shares and Class II shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

Average Annual Total Returns
(for periods ended December 31, 2022)

	1 Year	5 Years	10 Years
Investor Class Shares
Return Before Taxes	-12.63%	3.74%	9.00%
Return After Taxes on Distributions	-12.96%	2.92%	7.92%
Return After Taxes on Distributions and Sale of Fund Shares	-7.23%	2.74%	7.03%
Class A Shares
Return Before Taxes	-17.27%	2.53%	8.36%
Class C Shares
Return Before Taxes	-14.13%	2.92%	8.20%

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	1 Year	5 Years	10 Years
Class I Shares
Return Before Taxes	-12.35%	3.97%	9.30%
Class II Shares
Return Before Taxes	-12.18%	4.13%	9.38%
Nifty 500 Index (formerly, the CNX 500 Index) (reflects no deduction for fees, expenses or taxes)*	-5.92%	5.80%	8.93%
Morningstar India Index (reflects no deduction for fees, expenses or taxes)**	-7.74%	6.19%	9.01%

*	Broad-based securities market index.

**	Additional index.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Nitin Jain, principal Fund manager at Kotak, has been portfolio manager of the Fund since its inception in February 2011.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors five Classes of shares: Classes Investor, A, C, I and II. The minimum investment in Investor Class shares, Class A shares and Class C shares is $500 for tax-advantaged accounts and $2,500 for other accounts. The minimum investment in Class I shares is $100,000. The minimum investment for Class II shares is $10 million. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains or qualified dividend income, except when your investment is held in an IRA, 401(k) or other tax-advantaged investment plan. Withdrawals from such a tax-advantaged investment plan will be subject to special tax rules. Special tax rules will apply to distributions paid to foreign shareholders.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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